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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 11, 2004
                                                         -----------------

                        NORTH FORK BANCORPORATION, INC.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                       1-10458                    36-3154608
       --------                       -------                    ----------
State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)



275 Broadhollow Road
Melville, New York                                         11747
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(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:  (631) 844-1004
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ITEM 9.  Regulation FD Disclosure
---------------------------------

     North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1) announcing that it will be presenting at the Credit Suisse First Boston 2004 Financial Services Conference in Florida on Wednesday, February 11 at 1:30 p.m. (ET).

     CSFB will not be webcasting presentations during the conference. However, North Fork's presentation will be available on its website at http://www.northforkbank.com and click on NFB presentation at the CSFB Conference - February 11, 2004.











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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 11, 2004





NORTH FORK BANCORPORATION, INC.


By: /s/  Daniel M. Healy
------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer










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